U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                    FORM 8-K


                                  CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported): January 10, 2005

                         5G WIRELESS COMMUNICATIONS, INC.
                    (Exact Name of Registrant as Specified in Its Charter)

          Nevada                     0-30448                   20-0420885
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
       of Incorporation)                                   Identification No.)

     4136 Del Rey Avenue, Marina Del Rey, California             90292
        (Address of Principal Executive Offices)               (Zip Code)

     Registrant's telephone number, including area code:  (310) 448-8022



          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     On January 10, 2005, the Registrant issued a total of 8,709,676 restricted shares of common stock to seven employees of the company, including its chief executive officer and assistant secretary/treasurer, for accrued compensation for the fourth quarter of 2004. These shares were valued at a total of $94,500 ($0.0109 per share - this price being based on the average of the closing price five days before and after the end of the quarter).


                              SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       5G Wireless Communications, Inc.



Dated: January 10, 2005                By: /s/ Jerry Dix
                                       Jerry Dix, Chief Executive Officer